CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C. Rogers, President of the Shelton Greater China Fund (the "Registrant"), certify, to the officer’s knowledge:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 24, 2014	/s/ Stephen C. Rogers
Stephen C. Rogers, President
(Chief Executive Officer)

I, William P. Mock, Treasurer of the Shelton Greater China Fund (the "Registrant"), certify, to the officer’s knowledge:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 24, 2014	/s/ William P. Mock
William P. Mock, Treasurer
(Chief Financial Officer)